SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
    240.14a-12

                             USAA Mutual Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

FOR INVESTORS ONLY -  ARTICLE

HAVE YOU EXERCISED YOUR RIGHT TO VOTE?

If Americans learned anything from last fall's presidential election, it's that every vote counts. That truth is no less important during this summer's proxy vote for USAA mutual fund shareholders.

If you were a USAA mutual fund shareholder as of May 25, 2001 (the proxy record date), you should have received a packet of proxy voting materials early in June. The proxy packet contained--

*  a proxy statement outlining a number of important proposals,
*  a message from the Chairman and a summary of the proposals, and
*  a proxy card for each USAA mutual fund account you own.


The proxy statement includes several proposals related to your fund(s), and asks you to indicate your approval or disapproval of each. "We need your approval of these proposals so that your association will be able to facilitate your investment needs in the future with the quality you expect," said Bob Davis, USAA CEO and Chairman of the USAA Mutual Fund Boards. Therefore, the board of directors recommends you vote FOR all of the proposals.

If you have already voted, we thank you. If you put it aside for a while, please review your proxy materials and vote your shares before the rapidly approaching shareholder meeting and final vote count on July 20, 2001. Please vote as soon as possible to help us reduce the need for additional, costly mailings and phone calls.

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FOUR EASY WAYS TO VOTE

INTERNET
You'll need your 12-digit proxy control number, printed on the upper right side of your proxy card. Visit PROXYVOTE.COM, enter your control number where indicated, and follow the instructions to complete your voting.

PHONE
You'll also need your 12-digit proxy control number, printed on the upper right side of your proxy card. Call the toll-free, automated touch-tone telephone system, available 24 hours a day, seven days a week, at 1-800-690-6903. Enter your control number and follow the instructions to record your vote.

MAIL
Using the proxy materials sent to you in early June, indicate your vote on the proxy card, sign, and return it in the postage-paid return envelope provided.
IMPORTANT: If you own shares in more than one account, please be sure to complete, sign, and return a proxy card for each account.

IN PERSON AT THE USAA MUTUAL FUND SHAREHOLDER MEETING
The meeting will be held on Friday, July 20, 2001, at 2 p.m. CT, McDermott Auditorium in the USAA Building at 9800 Fredericksburg Road, San Antonio, Texas.
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                                  QUESTIONS?

Call 1-800-245-4275 to speak to a USAA member service representative who can answer your proxy-related questions and guide you through the voting process.

                               YOUR VOTE COUNTS

                              PLEASE VOTE TODAY.